Putnam
Investors
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

C. Beth Cotner
Manuel Weiss
Richard B. England

In a period marked by significant market volatility, Federal Reserve Board monetary tightening, and continued robust economic growth, Putnam Investors Fund turned in a solid performance, outperforming the Standard & Poor's 500 Index, the fund's primary benchmark, by a healthy margin (see page 7 for performance details). The fund retained its bias toward technology-related stocks throughout the period. We define this sector to include companies that manufacture computer hardware and software products, Internet infrastructure companies, and telecommunications firms. Management continues to believe that despite their recent volatility, these high-growth companies represent strong earnings growth potential for many years to come.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   17.19%  10.47%   16.34%  11.34%   16.37%  15.37%   16.63%  12.56%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* TECHNOLOGY STOCKS BOLSTERED FUND'S RETURNS

Though rocked by a severe correction last spring that brought the technology-laden Nasdaq Composite Index down over 37% from its peak in March 2000 to its low at the end of May 2000, technology stocks continued to serve as the primary driver of returns during the fund's fiscal year. Several technology holdings shared the common characteristic of being transformed -- through significant market appreciation -- from mid-capitalization stocks to large-capitalization stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Communications
equipment              10.7%

Electronics            10.0%

Conglomerates           8.3%

Pharmaceuticals         7.3%

Software                6.5%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


These securities, which included names such as Qualcomm+ (up 2,200% during the fiscal year), Veritas Software (up 300%), JDS Uniphase (up 400%), and Corning (up 200%), accounted for much of the fund's outperformance of the S&P 500. Other well-known large-cap technology stocks that also experienced strong performance included Sun Microsystems, Nortel, Applied Materials,+ and EMC, all of which had returns exceeding 100% in the past 12 months. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future. Furthermore, stocks which experience the kind of short-term gains discussed here can also experience declines of similar magnitude.

One notable exception to the strong performance of the fund's technology holdings was Microsoft, which lost roughly 19% of its value during the period. The decline in Microsoft's stock price was unquestionably related to the highly publicized federal antitrust trial that may result in a breakup of the firm. However, the stock was also negatively affected by deceleration of personal computer sales, which were responsible for the company missing revenue expectations. Despite Microsoft's difficulties this year, it remains a core holding in the fund because we believe its dominant market position and excellent management team have the potential to keep the company on track for strong earnings growth over the long term. Of course, as with all our holdings, we will continue to monitor closely any developments that affect the company and the markets in which it competes.

+These securities were sold before the end of the fund's fiscal period.


Another sector that performed well and helped the fund's 12-month returns was telecommunications, particularly the wireless industry. In this sector, the fund held companies such as VoiceStream, a U.S. wireless firm that had a 180% gain during the fiscal year. It recently agreed to be acquired by Deutsche Telekom. The fund also held Nextel, another fast-growing wireless provider that gained more than 100% for the year.

Companies that were leaders in their industries and had a strong global presence generally outperformed their competitors, and these are precisely the types of companies we try to target for the portfolio. For example, the retail sector was strong in the first half of the period but has been affected this year by higher gasoline prices and generally slower growth in consumer spending. Nevertheless, fund holdings such as Kohl's, Wal-Mart, and Home Depot have continued to significantly outperform their competitors. These three stocks had total returns exceeding 25% during the period, versus 8% for the retail sector of the S&P 500 Index. In the financial sector, the fund held industry leaders such as Morgan Stanley Dean Witter, Merrill Lynch, Northern Trust, Citigroup, and American Express, all of which outperformed the S&P 500's financial sector. These companies benefited from the general strength in the investment banking and asset management businesses in the past year.

"During the fund's fiscal year, companies that were leaders in their industries and had a strong global presence generally outperformed their competitors. These are precisely the types of companies we try to target for the portfolio."

-- C. Beth Cotner, portfolio manager, Putnam Investors Fund


Sectors that did not perform well during the period included basic materials and the more traditional parts of the telephone industry, namely, firms that provide local and long-distance services. Companies in the basic materials sector were hurt by rising commodity prices and an inability to pass on higher costs to their customers. The fund was somewhat exposed to this sector through its holdings in the specialty chemicals industry such as Praxair, Inc.+ The fund's holdings of more traditional telephone service providers, which included Sprint Corp. and Alltel Corp., were hurt by weakness in the consumer long distance market and, in the case of Sprint, the company's unsuccessful attempt to merge with WorldCom.

+This security was sold before the end of the fund's fiscal period.


Technology may be down, but it is far from out

The story of the stock market for the past several years has centered around one major theme: technology. It has become such a central force in the investment dialogue that it is practically old news. But the facts are clear. The United States has experienced the longest record of economic growth in its history, and this growth is continuing without inflation in large part because of higher productivity brought on by enormous technological advances.

Since last spring, technology stocks have been in the doldrums. While dot-com companies were virtually wiped off the map in the Nasdaq plunge last spring, many large-cap, blue-chip technology companies also suffered severe stock declines. Most analysts, however, believe that the current dampening of technology enthusiasm among investors is healthy and positive and that over the long term, technology stocks will continue to lead markets -- not just in the United States but around the globe.

According to David Bowers, Merrill Lynch's chief global strategist, the decline in the Nasdaq this year represents "a necessary unbundling of euphoria" because in 1999 "expectations in these stocks got well out of control."1 In fact, most professional money managers, including those at Putnam, saw the correction in tech stocks as providing a two-fold benefit. First, it allowed managers to purchase well-researched stocks that had been priced in the stratosphere at much more reasonable levels, and second, it weeded many of the excesses out of the market.

The volatility has underscored another important point for growth stock investors. When the market takes an unexpected tumble, it pays to be diversified.

1 Business Week, August 14, 2000


* MARKET VOLATILITY PRESENTED BUYING OPPORTUNITY

We took advantage of the periods of market volatility to acquire holdings that we believed were attractive but had become too expensive. For example, during the dramatic technology sell-off in April and May, we acquired companies in fast-growing industries like Internet-related software and data storage.

Through our ongoing analysis, we developed confidence in firms such as Siebel Systems, Juniper Networks, Brocade, and Broadcom, and we were able to add these stocks to the portfolio at attractive prices during the market correction. While it was difficult for many investors to experience at the time, the selloff provided us with an opportunity to acquire stocks that we believe have strong potential for growth at prices that did not reflect their value.

* SOME STRATEGIC CHANGES MADE DURING YEAR

The most dramatic change among the fund's sector weightings was in its holdings of technology stocks, which increased from approximately 25% to approximately 35% during the year. This increase occurred primarily because of market appreciation and the corresponding increase in the technology weighting of the S&P 500 Index, which the fund tends to track.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Tyco International Ltd.
Conglomerates

Cisco Systems, Inc.
Communications equipment

Intel Corp.
Electronics

Viacom, Inc. Class B
Entertainment

Pfizer, Inc.
Pharmaceuticals

Microsoft Corp.
Software

Citigroup, Inc.
Financial

Nortel Networks Corp.
Communications equipment

American International Group, Inc.
Insurance

Footnote reads:
These holdings represent 31.8% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


Other sector changes that were more strategic in nature included a decrease in the fund's health-care and financial weightings and a slight increase in its energy weighting resulting from the rise in oil and gas prices. We decreased the fund's health-care weighting somewhat because the industry has been in turmoil for several years as a result of cuts in Medicare payments, difficulties with new products, and legislative hurdles for several of the major pharmaceutical firms. After selling some of the large-cap drug stocks, we put the proceeds into more promising biotechnology companies such as Amgen and Genentech. In the financial sector, we reduced exposure to firms in the banking and insurance industries because they were hurt by the rise in interest rates during the past year.

* OUTLOOK FOR LARGE-CAP GROWTH STOCKS REMAINS POSITIVE

We remain optimistic about the prospects for growth stocks in the foreseeable future. Nevertheless, we anticipate that the market will probably be affected by the Fed's interest-rate hikes for the next few quarters as the economy continues to digest the higher cost of capital. While we believe the Fed is nearing the end of its tightening cycle, we expect that investors may remain somewhat restrained until it becomes clear that the Fed has no more rate hikes in the offing.

Currently our analysis shows that in general, large-cap growth companies are still highly profitable and that the fundamental factors are in place for a continuation of strong profits through the next several quarters. In particular, technology-driven productivity gains are expected to contribute to this continuation of earnings growth. We believe that if our forecast proves correct, it would have the potential to provide a solid foundation for the returns of large-cap growth stocks over the next several years.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investors Fund is designed for investors seeking long-term growth of capital as well as any increased income resulting from this growth.

TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A        Class B          Class C         Class M
(inception dates)   (12/1/25)       (3/1/93)        (7/26/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           17.19%  10.47%  16.34%  11.34%  16.37%  15.37%  16.63%  12.56%
------------------------------------------------------------------------------
5 years         199.61  182.45  188.59  186.59  188.45  188.45  192.37  182.05
Annual average   24.54   23.08   23.61   23.44   23.60   23.60   23.93   23.05
------------------------------------------------------------------------------
10 years        457.51  425.66  414.92  414.92  416.93  416.93  429.26  410.69
Annual average   18.75   18.05   17.81   17.81   17.85   17.85   18.13   17.71
------------------------------------------------------------------------------
Annual average
(life of fund)   10.81   10.72    9.73    9.73    9.97    9.97   10.01    9.96
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                               Standard & Poor's        Consumer
                                  500 Index            price index
------------------------------------------------------------------
1 year                               8.97%                3.60%
------------------------------------------------------------------
5 years                            177.11                13.10
Annual average                      22.60                 2.49
------------------------------------------------------------------
10 years                           408.18                32.44
Annual average                      17.65                 2.85
------------------------------------------------------------------
Annual average
(life of fund)                         --*                3.07
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B and class C share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the deduction of the applicable contingent deferred sales charge (CDSC), which for class B is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter, and for class C is 1% for the first year and eliminated thereafter. Returns shown for class B, class C, and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B, class C, and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Standard & Poor's 500 Index did not exist at the time of the Fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                Fund's class A        S&P 500          Consumer price
Date             shares at POP         Index               index

7/31/90              9,429             10,000             10,000
7/31/91             10,685             11,276             10,445
7/31/92             11,165             12,718             10,775
7/31/93             13,312             13,829             11,074
7/31/94             13,755             14,542             11,380
7/31/95             17,545             18,339             11,710
7/31/96             20,057             21,377             12,055
7/31/97             30,066             32,523             12,316
7/31/98             37,807             38,795             12,523
7/31/99             44,858             46,633             12,784
7/31/00            $52,566            $50,818            $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $51,492 and $51,693, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $52,926 ($51,069 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                         Class A     Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions (number)      1           1            1            1
------------------------------------------------------------------------------
Income                      --          --           --           --
------------------------------------------------------------------------------
Capital gains
  Long-term              $0.128      $0.128       $0.128       $0.128
------------------------------------------------------------------------------
  Short-term                --          --           --           --
------------------------------------------------------------------------------
  Total                  $0.128      $0.128       $0.128       $0.128
------------------------------------------------------------------------------
Share value:           NAV     POP     NAV          NAV      NAV     POP
------------------------------------------------------------------------------
7/31/99              $15.78  $16.74  $15.06       $15.77   $15.46  $16.02
------------------------------------------------------------------------------
7/31/00               18.36   19.48   17.39        18.22    17.90   18.55
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (12/1/25)       (3/1/93)        (7/26/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           15.65%   9.01%  14.84%   9.84%  14.83%  13.83%  15.08%  11.04%
------------------------------------------------------------------------------
5 years         219.13  200.68  207.41  205.41  207.59  207.59  211.24  200.44
Annual average   26.12   24.63   25.18   25.02   25.20   25.20   25.49   24.61
------------------------------------------------------------------------------
10 years        462.42  429.98  419.26  419.26  422.04  422.04  433.71  415.16
Annual average   18.85   18.15   17.91   17.91   17.97   17.97   18.23   17.81
------------------------------------------------------------------------------
Annual average
(life of fund)   10.85   10.76    9.76    9.76   10.01   10.01   10.05    9.99
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in the index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Putnam Investors Fund

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund, including the fund's portfolio, as of July 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1998 were audited by other auditors whose report dated September 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2000, the results of its operations for the year then ended, changes in its net assets and financial highlights for each of the years or periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG LLP
Boston, Massachusetts
August 31, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (97.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,436,400 Interpublic Group Cos., Inc.                                                   $    137,670,775
            797,800 Omnicom Group, Inc.                                                                  67,813,000
                                                                                                   ----------------
                                                                                                        205,483,775

Banking (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,012,800 Bank of America Corp.                                                                47,981,400
            624,800 Bank of New York Company, Inc.                                                       29,248,450
          3,184,100 Fifth Third Bancorp                                                                 131,543,131
          4,700,900 Firstar Corp.                                                                        92,842,775
            626,500 Northern Trust Corp.                                                                 46,909,188
            398,100 State Street Corp.                                                                   39,959,288
            601,700 Zions Bancorp                                                                        26,324,375
                                                                                                   ----------------
                                                                                                        414,808,607

Beverage (0.5%)
-------------------------------------------------------------------------------------------------------------------
            833,100 Anheuser-Busch Cos., Inc.                                                            67,064,550

Biotechnology (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,791,500 Amgen, Inc. (NON)                                                                   181,273,031
            759,800 Genentech, Inc. (NON)                                                               115,584,575
                                                                                                   ----------------
                                                                                                        296,857,606

Broadcasting (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,724,300 Clear Channel Communications, Inc. (NON)                                            207,557,606
          1,125,300 Echostar Communications Corp., Class A (NON)                                         44,379,019
          2,514,300 General Motors Corp., Class H (NON)                                                  65,057,513
                                                                                                   ----------------
                                                                                                        316,994,138

Cable Television (1.9%)
-------------------------------------------------------------------------------------------------------------------
         12,451,000 AT&T Corp. - Liberty Media Group, Class A (NON)                                     277,034,750

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            802,300 Avery Dennison Corp.                                                                 43,524,775

Communications Equipment (10.7%)
-------------------------------------------------------------------------------------------------------------------
            542,500 Brocade Communications Systems (NON)                                                 96,904,063
          8,705,300 Cisco Systems, Inc. (NON)                                                           569,653,069
          1,051,400 Comverse Technology, Inc. (NON)                                                      92,260,350
            647,000 Corning, Inc.                                                                       151,357,563
            189,000 Juniper Networks, Inc. (NON)                                                         26,920,688
          4,038,400 Nokia Oyj ADR (Finland)                                                             178,951,600
          4,924,600 Nortel Networks Corp. (Canada)                                                      366,267,125
          1,582,700 Tellabs, Inc. (NON)                                                                 102,875,500
                                                                                                   ----------------
                                                                                                      1,585,189,958

Computers (5.0%)
-------------------------------------------------------------------------------------------------------------------
          2,629,000 Apple Computer, Inc. (NON)                                                          133,586,063
          3,166,000 EMC Corp. (NON)                                                                     269,505,750
            605,500 Hewlett-Packard Co.                                                                  66,113,031
          2,576,500 Sun Microsystems, Inc. (NON)                                                        271,659,719
                                                                                                   ----------------
                                                                                                        740,864,563

Conglomerates (8.3%)
-------------------------------------------------------------------------------------------------------------------
         12,070,600 General Electric Co.                                                                620,881,475
         11,363,800 Tyco International, Ltd.                                                            607,963,300
                                                                                                   ----------------
                                                                                                      1,228,844,775

Consumer Goods (2.7%)
-------------------------------------------------------------------------------------------------------------------
            912,000 Avon Products, Inc.                                                                  36,195,000
          1,997,000 Colgate-Palmolive Co.                                                               111,207,938
          2,618,500 Estee Lauder Cos., Class A                                                          115,214,000
          2,492,500 Kimberly-Clark Corp.                                                                143,162,969
                                                                                                   ----------------
                                                                                                        405,779,907

Distribution (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,697,400 SYSCO Corp.                                                                          66,835,125

Electronics (10.0%)
-------------------------------------------------------------------------------------------------------------------
            327,500 Broadcom Corp. (NON)                                                                 73,441,875
          8,058,600 Intel Corp.                                                                         537,911,550
          1,712,100 JDS Uniphase Corp. (NON)                                                            202,241,813
          2,087,700 Linear Technology Corp.                                                             115,345,425
          1,407,500 LSI Logic Corp. (NON)                                                                47,679,063
            395,400 PMC-Sierra, Inc. (NON)                                                               76,633,463
          1,886,200 SCI Systems, Inc. (NON)                                                              86,529,425
          3,232,700 Texas Instruments, Inc.                                                             189,719,081
          2,009,800 Xilinx, Inc. (NON)                                                                  150,860,613
                                                                                                   ----------------
                                                                                                      1,480,362,308

Entertainment (3.3%)
-------------------------------------------------------------------------------------------------------------------
          7,454,767 Viacom, Inc., Class B (NON)                                                         494,344,237

Financial (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,550,200 American Express Co.                                                                201,251,963
          5,375,500 Citigroup, Inc.                                                                     379,308,719
                                                                                                   ----------------
                                                                                                        580,560,682

Health Care Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,570,800 Baxter International, Inc.                                                          122,129,700
            830,300 CIGNA Corp.                                                                          82,926,213
                                                                                                   ----------------
                                                                                                        205,055,913

Insurance (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,871,950 American International Group, Inc.                                                  339,521,616

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
            715,500 Merrill Lynch & Co., Inc.                                                            92,478,375
          1,525,100 Morgan Stanley, Dean Witter & Co.                                                   139,165,375
          4,471,950 Schwab (Charles) Corp.                                                              161,549,194
                                                                                                   ----------------
                                                                                                        393,192,944

Media (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,751,200 Time Warner, Inc.                                                                   210,982,650

Medical Technology (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,541,900 Allergan, Inc.                                                                      103,210,931
          1,167,300 PE Corp.-PE Biosystems Group                                                        101,773,969
                                                                                                   ----------------
                                                                                                        204,984,900

Natural Gas Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,770,700 Enron Corp.                                                                         277,617,788

Oil & Gas (4.2%)
-------------------------------------------------------------------------------------------------------------------
          1,669,500 Anadarko Petroleum Corp.                                                             79,822,969
          1,466,300 Apache Corp.                                                                         72,948,425
          5,289,800 Conoco, Inc., Class A                                                               118,359,275
          2,752,800 Exxon Mobil Corp.                                                                   220,224,000
          2,301,000 Royal Dutch Petroleum Co. ADR (Netherlands)                                         134,033,250
                                                                                                   ----------------
                                                                                                        625,387,919

Paper & Forest Products (0.3%)
-------------------------------------------------------------------------------------------------------------------
            937,100 Sealed Air Corp. (NON)                                                               47,206,413

Pharmaceuticals (7.3%)
-------------------------------------------------------------------------------------------------------------------
          2,366,500 American Home Products Corp.                                                        125,572,406
          1,719,900 Lilly (Eli) & Co.                                                                   178,654,613
          9,621,050 Pfizer, Inc.                                                                        414,907,781
          2,121,300 Pharmacia Corp.                                                                     116,141,175
          5,908,800 Schering-Plough Corp.                                                               255,186,300
                                                                                                   ----------------
                                                                                                      1,090,462,275

Retail (5.9%)
-------------------------------------------------------------------------------------------------------------------
          1,375,800 CVS Corp.                                                                            54,258,113
          5,280,600 Home Depot, Inc. (The)                                                              273,271,050
          1,160,600 Kohls Corp. (NON)                                                                    65,864,050
          2,693,800 RadioShack Corp.                                                                    151,862,975
          3,350,300 TJX Cos., Inc. (The)                                                                 56,117,525
          4,859,000 Wal-Mart Stores, Inc.                                                               266,941,313
                                                                                                   ----------------
                                                                                                        868,315,026

Semiconductor Production Equipment (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,393,200 Applied Materials, Inc. (NON)                                                       181,584,050
          1,444,000 Teradyne, Inc. (NON)                                                                 91,513,500
                                                                                                   ----------------
                                                                                                        273,097,550

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,128,700 BEA Systems, Inc. (NON)                                                              48,604,644
            750,800 I2 Technologies, Inc. (NON)                                                          97,416,300
          5,575,600 Microsoft Corp. (NON) (SEG)                                                         389,246,575
          2,322,900 Oracle Corp. (NON)                                                                  174,653,044
            577,800 Siebel Systems, Inc. (NON)                                                           83,781,000
          1,714,900 VERITAS Software Corp. (NON)                                                        174,812,619
                                                                                                   ----------------
                                                                                                        968,514,182

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,302,700 America Online, Inc. (NON)                                                          122,762,694

Telecommunications (4.3%)
-------------------------------------------------------------------------------------------------------------------
            352,100 ALLTEL Corp.                                                                         21,698,163
          2,999,700 Nextel Communications, Inc., Class A (NON)                                          167,795,719
          2,445,500 Sprint Corp. (PCS Group) (NON)                                                      135,113,875
          3,419,600 Sprint Corp.                                                                        121,823,250
            346,800 TyCom, Ltd. (Bermuda) (NON)                                                          11,812,875
          3,194,600 Vodafone Group PLC ADR (United Kingdom)                                             137,767,125
            350,754 VoiceStream Wireless Corp. (NON)                                                     44,984,201
                                                                                                   ----------------
                                                                                                        640,995,208

Transportation Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,006,117 United Parcel Service, Inc., Class B                                                 59,109,374
                                                                                                   ----------------
                    Total Common Stocks (cost $10,679,725,159)                                     $ 14,531,756,208

SHORT-TERM INVESTMENTS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $50,000,000 Merrill Lynch & Co., Inc., effective yield of 6.50%,
                    August 3, 2000                                                                 $     49,981,944
         40,430,000 Metlife Funding, Inc., effective yield of 6.50%,
                    August 21, 2000                                                                      40,284,003
         50,000,000 Old Line Funding Corp., effective yield of 6.53%,
                    August 15, 2000                                                                      49,873,028
         39,312,000 Preferred Receivables Funding Corp., effective yield of 6.51%,
                    August 25, 2000                                                                      39,141,386
         74,619,000 Interest in $625,000,000 joint repurchase agreement dated July 31, 2000 with Morgan (J.P.) & Co., Inc. due
                    August 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $74,632,639 for an
                    effective yield of 6.58%                                                             74,619,000
         49,031,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2000 with Lehman Brothers,
                    Inc. due August 1, 2000 with respect to various
                    U.S. Treasury obligations -- maturity value of
                    $49,039,962 for an effective yield of 6.58%                                          49,031,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $302,930,361)                               $    302,930,361
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $10,982,655,520) (b)                                   $ 14,834,686,569
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $14,839,282,581.

  (b) The aggregate identified cost on a tax basis is $11,018,219,290, resulting in gross unrealized appreciation and depreciation of $4,325,781,888 and $509,314,609, respectively, or net unrealized appreciation of $3,816,467,279.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000
                                  Aggregate Face     Expiration   Unrealized
                  Total Value         Value             Date     Depreciation
-----------------------------------------------------------------------------
S&P 500 Index
(Long)           $192,812,600      $198,769,092        Sep-00    $(5,956,492)
-----------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $10,982,655,520) (Note 1)                                  $14,834,686,569
-------------------------------------------------------------------------------------------
Cash                                                                             30,328,467
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,079)                                                        1,074
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        1,756,983
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           34,977,121
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   90,987,796
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     924,600
-------------------------------------------------------------------------------------------
Total assets                                                                 14,993,662,610

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                108,633,897
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       19,274,105
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     16,386,551
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,623,009
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        51,831
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,284
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            6,199,212
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            1,208,140
-------------------------------------------------------------------------------------------
Total liabilities                                                               154,380,029
-------------------------------------------------------------------------------------------
Net assets                                                                  $14,839,282,581

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $10,805,167,655
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                          188,040,374
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                             3,846,074,552
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $14,839,282,581

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($8,432,176,728 divided by 459,354,135 shares)                                       $18.36
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.36)*                              $19.48
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($4,631,442,177 divided by 266,390,855 shares)**                                     $17.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($151,702,449 divided by 8,323,897 shares)**                                         $18.22
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($279,184,969 divided by 15,598,213 shares)                                          $17.90
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.90)*                              $18.55
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,344,776,258 divided by 72,770,937 shares)                                        $18.48
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $427,335)                                   $   66,072,194
-------------------------------------------------------------------------------------------
Interest                                                                         11,232,231
-------------------------------------------------------------------------------------------
Total investment income                                                          77,304,425

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 57,830,167
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   17,220,452
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    84,311
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     40,716
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            18,748,731
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            39,988,592
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               696,429
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,866,263
-------------------------------------------------------------------------------------------
Other                                                                             4,380,694
-------------------------------------------------------------------------------------------
Total expenses                                                                  140,856,355
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (2,187,719)
-------------------------------------------------------------------------------------------
Net expenses                                                                    138,668,636
-------------------------------------------------------------------------------------------
Net investment loss                                                             (61,364,211)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                185,229,400
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                  23,502,945
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                              (8)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                    (5)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                             1,670,549,205
-------------------------------------------------------------------------------------------
Net gain on investments                                                       1,879,281,537
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $1,817,917,326
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                              $    (61,364,211) $   (24,424,448)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         208,732,337       71,709,481
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                        1,670,549,200    1,096,027,095
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                1,817,917,326    1,143,312,128
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (51,663,796)    (104,260,696)
--------------------------------------------------------------------------------------------------
   Class B                                                            (28,722,167)     (42,895,379)
--------------------------------------------------------------------------------------------------
   Class C                                                               (265,072)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,775,117)      (3,292,652)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (8,059,252)      (5,993,204)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   2,996,687,010    4,645,752,957
--------------------------------------------------------------------------------------------------
Total increase in net assets                                        4,724,118,932    5,632,623,154

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  10,115,163,649    4,482,540,495
--------------------------------------------------------------------------------------------------
End of year                                                       $14,839,282,581  $10,115,163,649
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.78       $13.67       $11.98        $9.07        $9.05
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)            (.04)(c)     (.02)(c)       --(c)(d)    .05(c)       .06
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.75         2.51         2.81         4.08         1.17
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.71         2.49         2.81         4.13         1.23
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.04)        (.05)        (.09)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.13)        (.38)       (1.08)       (1.17)       (1.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.38)       (1.12)       (1.22)       (1.21)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.36       $15.78       $13.67       $11.98        $9.07
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 17.19        18.65        25.75        49.91        14.32
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $8,432,177   $6,130,543   $3,209,986   $1,819,333   $1,104,264
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .89          .95         1.00         1.03
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.25)        (.14)         .03          .50          .69
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.38        74.73        59.14        95.17       128.21
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.

  (e) Ratio of net investment loss to average net assets was less than (0.01%).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.06       $13.17       $11.62        $8.85        $8.88
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment loss                     (.17)(c)     (.13)(c)     (.09)(c)     (.03)(c)       --(d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.63         2.40         2.72         3.98         1.13
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.46         2.27         2.63         3.95         1.13
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.01)        (.04)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.13)        (.38)       (1.08)       (1.17)       (1.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.38)       (1.08)       (1.18)       (1.16)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.39       $15.06       $13.17       $11.62        $8.85
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 16.34        17.67        24.84        48.87        13.42
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $4,631,442   $3,028,807     $979,603     $303,089      $89,378
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61         1.64         1.70         1.75         1.77
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.00)        (.90)        (.74)        (.26)        (.09)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.38        74.73        59.14        95.17       128.21
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.

  (e) Ratio of net investment loss to average net assets was less than (0.01%).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------
                                                     For the period
Per-share                            Year ended      July 26, 1999+
operating performance                 July 31          to July 31
--------------------------------------------------------------------
                                        2000              1999
--------------------------------------------------------------------
Net asset value,
beginning of period                   $15.77            $16.08
--------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------
Net investment loss (c)                 (.19)               --(d)
--------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.77              (.31)
--------------------------------------------------------------------
Total from
investment operations                   2.58              (.31)
--------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------
From net
investment income                         --                --
--------------------------------------------------------------------
From net realized gain
on investments                          (.13)               --
--------------------------------------------------------------------
Total distributions                     (.13)               --
--------------------------------------------------------------------
Net asset value,
end of period                         $18.22            $15.77
--------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------
Total return at
net asset value  (%)(a)                16.37             (1.93)*
--------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $151,702            $1,534
--------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61               .03*
--------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)         (1.04)             (.01)*
--------------------------------------------------------------------
Portfolio turnover (%)                 65.38             74.73
--------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.

  (e) Ratio of net investment loss to average net assets was less than (0.01%).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.46       $13.47       $11.85        $9.00        $9.02
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)            (.13)(c)     (.09)(c)     (.06)(c)       --(c)(d)    .05
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.70         2.46         2.78         4.05         1.12
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.57         2.37         2.72         4.05         1.17
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.02)        (.03)        (.07)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.13)        (.38)       (1.08)       (1.17)       (1.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.38)       (1.10)       (1.20)       (1.19)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.90       $15.46       $13.47       $11.85        $9.00
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 16.63        18.02        25.14        49.28        13.70
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $279,185     $199,806      $87,730      $27,384       $5,650
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.36         1.39         1.45         1.50         1.51
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.75)        (.64)        (.48)        (.02)         .16
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.38        74.73        59.14        95.17       128.21
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.

  (e) Ratio of net investment loss to average net assets was less than (0.01%).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------
                                                                             For the period
Per-share                                                                     Jan. 7, 1997+
operating performance                          Year ended July 31              to July 31
-------------------------------------------------------------------------------------------
                                        2000         1999         1998            1997
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.84       $13.70       $11.99           $9.26
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income (loss)(c)           --(d)       .01          .03             .04
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.77         2.51         2.83            2.69
-------------------------------------------------------------------------------------------
Total from
investment operations                   2.77         2.52         2.86            2.73
-------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.07)             --
-------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.13)        (.38)       (1.08)             --
-------------------------------------------------------------------------------------------
Total distributions                     (.13)        (.38)       (1.15)             --
-------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.48       $15.84       $13.70          $11.99
-------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                17.50        18.83        26.20           29.48*
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,344,776     $754,474     $205,222         $20,314
-------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61          .64          .70             .42*
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          --(e)       .09          .27             .37*
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.38        74.73        59.14           95.17
-------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.

  (e) Ratio of net investment loss to average net assets was less than (0.01%).



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Investors Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times, at least equal to the resale price including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund, maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $61,364,211 to decrease paid-in-capital, with a decrease to accumulated net investment losses of $61,364,211. The calculation of net investment income per share in the financial highlight table excludes these adjustments.

Note 2
Management fee, administrative
Services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $2,187,719 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $5,083 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc. a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc. acting as underwriter received net commissions of $5,262,954 and $150,739 from the sale of class A and class M shares, respectively, and received $6,742,279 and $27,011 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc. acting as underwriter received $112,127 on class A redemptions.

Note 3
Purchases and sale of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,874,894,479 and $8,257,375,397 respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                193,417,379      $3,446,246,660
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,704,800          48,253,015
---------------------------------------------------------------------------
                                           196,122,179       3,494,499,675

Shares
repurchased                               (125,381,372)     (2,205,449,663)
---------------------------------------------------------------------------
Net increase                                70,740,807      $1,289,050,012
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                227,890,520      $3,343,124,532
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,980,256          95,768,476
---------------------------------------------------------------------------
                                           234,870,776       3,438,893,008

Shares
repurchased                                (81,142,762)     (1,175,251,446)
---------------------------------------------------------------------------
Net increase                               153,728,014      $2,263,641,562
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                120,787,142      $2,033,928,150
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,554,026          26,387,564
---------------------------------------------------------------------------
                                           122,341,168       2,060,315,714

Shares
repurchased                                (57,118,111)       (969,206,258)
---------------------------------------------------------------------------
Net increase                                65,223,057      $1,091,109,456
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                162,085,094      $2,264,875,301
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,020,268          39,747,015
---------------------------------------------------------------------------
                                           165,105,362       2,304,622,316

Shares
repurchased                                (38,333,322)       (530,804,650)
---------------------------------------------------------------------------
Net increase                               126,772,040      $1,773,817,666
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,904,434        $159,297,578
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   12,893             229,374
---------------------------------------------------------------------------
                                             8,917,327         159,526,952

Shares
repurchased                                   (690,664)        (12,394,197)
---------------------------------------------------------------------------
Net increase                                 8,226,663        $147,132,755
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     97,234          $1,554,619
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                97,234           1,554,619

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    97,234          $1,554,619
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,047,466        $122,014,995
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   96,486           1,683,662
---------------------------------------------------------------------------
                                             7,143,952         123,698,657

Shares
repurchased                                 (4,470,093)        (77,459,416)
---------------------------------------------------------------------------
Net increase                                 2,673,859        $ 46,239,241
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,707,455        $138,662,967
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  234,487           3,163,233
---------------------------------------------------------------------------
                                             9,941,942         141,826,200

Shares
repurchased                                 (3,530,485)        (50,575,552)
---------------------------------------------------------------------------
Net increase                                 6,411,457        $ 91,250,648
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 52,662,763        $916,564,096
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  449,485           8,059,252
---------------------------------------------------------------------------
                                            53,112,248         924,623,348

Shares
repurchased                                (27,976,330)       (501,467,802)
---------------------------------------------------------------------------
Net increase                                25,135,918        $423,155,546
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,409,117        $702,920,564
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  435,553           5,993,204
---------------------------------------------------------------------------
                                            45,844,670         708,913,768

Shares
repurchased                                (13,193,453)       (193,425,306)
---------------------------------------------------------------------------
Net increase                                32,651,217        $515,488,462
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $218,599,287 as capital gain, for its taxable year ended July 31, 2000.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


This page left intentionally blank.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Award for Service nine times in the past ten years and has won the Intermediary Service Award for advisors all three years in which it has been given.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site. www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

C. Beth Cotner
Vice President and Fund Manager

Manuel Weiss
Vice President and Fund Manager

Richard B. England
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN012-63669  003/307/385/2DB  9/00




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Investors Fund
Supplement to Annual Report dated 7/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return
for periods ended 7/31/00                            NAV

1 year                                              17.50%
5 years                                            202.21
Annual average                                      24.76
10 years                                           462.34
Annual average                                      18.85
Life of fund (since class A inception, 12/1/25)
Annual average                                      10.82

Share value:                                         NAV
7/31/99                                            $15.84
7/31/00                                            $18.48
---------------------------------------------------------------------------
Distributions:        No.      Income       Capital gains      Total
7/31/99 - 7/31/00      1       $0.000           0.128         $0.128
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.